UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2008

STRIKER ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52218
(Commission File Number)

20-2590810
(IRS Employer Identification No.)

901 – 360 Bay Street, Toronto, Ontario, Canada M5H 2V6
(Address of principal executive offices and Zip Code)

(416) 489-0093
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Cautionary Statement concerning Forward-Looking Information

This report contains forward-looking statements (as such term is defined in section 27A of the United States Securities Act of 1933, as amended (the “Securities Act”), and section 21E of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors" commencing on page 2 of this current report, which may cause our or our industry's actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

As used in this current report and unless otherwise indicated, the terms "we", "us" and "our" refer to Striker Energy Corp. Unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to "common shares" refer to the common shares in our capital stock.

ITEM 5.01 – CHANGES IN CONTROL OF REGISTRANT

On August 18, 2008, Shawn Perger, our former president, chief executive officer, principal accounting officer, treasurer and director, completed a share purchase agreement with OPEX Energy Corp., a company incorporated under the laws of the province of Alberta, pursuant to which OPEX Energy Corp. agreed to acquire from Mr. Perger all 5,000,000 shares of our common stock owned by Mr. Perger in exchange for total consideration of $28,000. OPEX Energy Corp. paid the $28,000 purchase price for these shares using cash on hand.

As of the completion of the share purchase agreement, OPEX Energy Corp. holds approximately 49.9% of our issued and outstanding common stock, constituting a change in control of our company.

At the closing of the share purchase transaction, Konstantin Gregovic resigned from our board of directors, Mr. Perger and Brian Cole resigned from all officer positions held by them and Joseph Carusone, the president and a director of OPEX Energy Corp., was appointed to the board and as president, secretary and treasurer of our company.

FORM 10 INFORMATION

RISK FACTORS

In addition to other information in this report, the following risk factors should be carefully considered in evaluating our business because such factors may have a significant impact on our business, operating results, liquidity and financial condition. As a result of the risk factors set forth below, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, operating results, liquidity and financial condition. If any such risks occur, our business, operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Associated with Our Business

We are a high risk, development-stage company and, as such, there is uncertainty regarding our future profitability.

We are considered an exploration stage company as we have not had any mining operations since our incorporation on March 18, 2005. We have acquired a property and expect to engage in exploration on this and other properties. We do not have any earnings and there is no guarantee that we will be successful in our proposed business plans and find an economic ore body. Our independent auditors have expressed the opinion that there is substantial doubt about our ability to continue as a going concern. Our ability to continue as a going concern will be dependent on our ability to generate revenues or raise additional capital. There can be no assurance that we will be able to raise sufficient additional capital, if and when needed, or attain positive cash flow from operations. There can be no assurance that we will be able to raise sufficient additional capital to implement our business plan and fund our exploration work program. If we are unable to generate sufficient revenues and/or obtain financing if and when needed, our current business plans could fail. There can be no assurance that our activities will be successful and lead to the discovery of an economic ore body or profits.

Because of the speculative nature of exploration of mineral properties, we may never discover a commercially exploitable quantity of minerals, our business may fail and investors may lose their entire investment.

We are in the very early exploration stage and cannot guarantee that our exploration work will be successful or that any minerals will be found or that any production of minerals will be realized. The search for valuable minerals as a business is extremely risky. We can provide investors with no assurance that exploration on our properties will establish that commercially exploitable reserves of minerals exist on our property. Additional potential problems that may prevent us from discovering any reserves of minerals on our property include, but are not limited to, unanticipated problems relating to exploration and additional costs and expenses that may exceed current estimates. If we are unable to establish the presence of commercially exploitable reserves of minerals on our property our ability to fund future exploration activities will be impeded, we will not be able to operate profitably and investors may lose all of their investment in our company.

Because of the unique difficulties and uncertainties inherent in mineral exploration ventures, we face a high risk of business failure.

Potential investors should be aware of the difficulties normally encountered by new mineral exploration companies and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the exploration of the mineral properties that we plan to undertake. These potential problems include, but are not limited to, unanticipated problems relating to exploration, and additional costs and expenses that may exceed current estimates. The expenditures to be made by us in the exploration of the mineral claim may not result in the discovery of mineral deposits. Problems such as unusual or unexpected formations and other conditions are involved in mineral exploration and often result in unsuccessful exploration efforts. If the results of our exploration do not reveal viable commercial mineralization, we may decide to abandon our claims. If this happens, our business will likely fail.

Because of the inherent dangers involved in mineral exploration, there is a risk that we may incur liability or damages as we conduct our business.

The search for valuable minerals involves numerous hazards. As a result, we may become subject to liability for such hazards, including pollution, cave-ins and other hazards against which we cannot insure or against which we may elect not to insure. At the present time we have no coverage to insure against these hazards. The payment of such liabilities may have a material adverse effect on our financial position.

Our mining claims have no known ore reserves.

We do not claim any known ore reserves on our properties and there is no guarantee that any will be found or, if located, ever extracted or sold at a profit.

The potential profitability of mineral ventures depends in part upon factors beyond the control of our company and even if we discover and exploit mineral deposits, we may never become commercially viable and we may be forced to cease operations.

The commercial feasibility of mineral properties is dependent upon many factors beyond our control, including the existence and size of mineral deposits in the properties we explore, the proximity and capacity of processing equipment, market fluctuations of prices, taxes, royalties, land tenure, allowable production and environmental regulation. These factors cannot be accurately predicted and any one or a combination of these factors may result in our company not receiving an adequate return on invested capital. These factors may have material and negative effects on our financial performance and our ability to continue operations.

We may be adversely affected by fluctuations in ore and precious metal prices.

The value and price of our common shares, our financial results, and our exploration, development and mining activities, if any, may be significantly adversely affected by declines in the price of precious metals and ore. Mineral prices fluctuate widely and are affected by numerous factors beyond our control such as interest rates, exchange rates, inflation or deflation, fluctuation in the value of the United States dollar and foreign currencies, global and regional supply and demand, and the political and economic conditions of mineral producing countries throughout the world.

The prices used in making resource estimates for mineral projects are disclosed, and generally use significantly lower metal prices than daily metals prices quoted in the news media. The percentage change in the price of a metal cannot be directly related to the estimated resource quantities, which are affected by a number of additional factors. For example, a 10 percent change in price may have little impact on the estimated resource quantities, or it may result in a significant change in the amount of resources.

Transportation difficulties and weather interruptions may affect and delay proposed mining operations and impact our proposed business.

Our mining properties are accessible by road, however, the last six miles to the property is on dirt roads. The climate in the area is hot and dry in the summer but cold and subject to snow in the winter, which could at times hamper accessibility depending on the winter season precipitation levels. As a result, our exploration and mining plans could be delayed for several months each year.

We may be delayed in or unable to comply with government and environmental laws, rules and regulations related to our proposed operations which would severely impact our proposed business.

Our proposed mineral exploration programs will be subject to extensive laws, rules and regulations. Various governmental permits will be required prior to implementation of proposed operations. We are not assured of receiving such permits as and when needed for operations, or at all. In addition, existing, as well as future legislation and regulations could cause additional expense, capital expenditures, restrictions and delays in the exploration of our properties. The extent to which future legislation and/or regulations might affect operations cannot be predicted. There is no assurance that environmental or safety standards more stringent than those presently in effect may not be enacted, which could adversely affect future exploration programs. Also, the industry often finds itself in conflict with the interests of private environmental groups which often have an adverse effect on the mining industry.

Our mining claims are within an area designated as a Research Natural Area by the US Department of Agriculture Forest Service. We have received no indication that the area will be withdrawn from mineral exploration, but there is no guarantee that the claims will not be withdrawn from mineral exploration.

Supplies needed for exploration may not always be available.

Competition and unforeseen limited sources of supplies needed for our proposed exploration work could result in occasional spot shortages of supplies of certain products, equipment or materials. There is no guarantee we will be able to obtain certain products, equipment and/or materials as and when needed, without interruption, or on favorable terms. Such delays could affect our proposed business plans.

Risks Associated with our Common Stock

We do not intend to pay dividends on any investment in the shares of stock of our company.

We have never paid any cash dividends and currently do not intend to pay any dividends for the foreseeable future. To the extent that we require additional funding currently not provided for in our financing plan, our funding sources may prohibit the payment of a dividend. Because we do not intend to declare dividends, any gain on an investment in our company will need to come through an increase in the stock’s price. This may never happen and investors may lose all of their investment in our company.

There is currently no established public trading market for our common stock.

Our securities are not listed for quotation on any public exchange and there is currently no active trading in our common stock and there is no assurance that an active trading market will ever develop. Accordingly, there is a very high risk that our current stockholders may not be able to be resell their securities at any time in the future.

Because we can issue additional shares of common stock, purchasers of our common stock may incur immediate dilution and may experience further dilution.

We are authorized to issue up to 75,000,000 shares of common stock, of which 10,003,000 shares are issued and outstanding. Our board of directors has the authority to cause us to issue additional shares of common stock, and to determine the rights, preferences and privileges of such shares, without consent of any of our stockholders. Consequently, the stockholders may experience more dilution in their ownership of our stock in the future.

A decline in the price of our common stock could affect our ability to raise further working capital, it may adversely impact our ability to continue operations and we may go out of business.

A prolonged decline in the price of our common stock could result in a reduction in the liquidity of our common stock and a reduction in our ability to raise capital. Because we may attempt to acquire a significant portion of the funds we need in order to conduct our planned operations through the sale of equity securities, a decline in the price of our common stock could be detrimental to our liquidity and our operations because the decline may cause investors to not choose to invest in our stock. If we are unable to raise the funds we require for all our planned operations, we may be forced to reallocate funds from other planned uses and may suffer a significant negative effect on our business plan and operations, including our ability to develop new products and continue our current operations. As a result, our business may suffer, and not be successful and we may go out of business. We also might not be able to meet our financial obligations if we cannot raise enough funds through the sale of our common stock and we may be forced to go out of business.

Our stock is a penny stock. Trading of our stock may be restricted by the Securities and Exchange Commission’s penny stock regulations which may limit a stockholder’s ability to buy and sell our stock.

Our stock is a penny stock. The Securities and Exchange Commission has adopted Rule 15g-9 which generally defines “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock.

FINRA sales practice requirements may also limit a stockholder's ability to buy and sell our stock.

In addition to the “penny stock” rules promulgated by the Securities and Exchange Commission, the Financial Industry Regulatory Authority (FINRA) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, the FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock.

Risks Related to Our Financial Results and Need for Additional Financing

Our auditors’ reports contain a statement that our net loss and limited working capital raise substantial doubt about our ability to continue as a going concern.

Our independent registered public accountants have stated in their report, included in our annual report on Form 10-KSB filed with the Securities and Exchange Commission on May 30, 2008, that our significant operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern. We had net losses of $65,411 and $50,890, respectively, for the fiscal years ended February 29, 2008 and February 28, 2007. Our accumulated deficit from inception to the fiscal year ended February 29, 2008 was $137,538. We will be required to raise substantial capital to fund our capital expenditures, working capital and other cash requirements since our current cash assets are exhausted. We are currently searching for sources of additional funding, including potential joint venture partners, while we continue the initial exploration phase on our mining claims. The successful outcome of future financing activities cannot be determined at this time and there are no assurances that, if achieved, we will have sufficient funds to execute our intended business plan or generate positive operational results.

We will need additional capital to achieve our current business strategy and our inability to obtain additional financing will inhibit our ability to expand or even maintain our research, exploration and development efforts.

In addition to our current accumulated deficit, we expect to incur additional losses in the foreseeable future. Until we are able to determine if there are mineral deposits available for extraction on our properties, we are unlikely to be profitable. Consequently, we will require substantial additional capital to continue our exploration and development activities. There is no assurance that we will not incur additional and unplanned expenses during our continuing exploration and development activities. When additional funding is required, we intend to raise funds either through private placements or public offerings of our equity securities. There is no assurance that we will be able to obtain additional financing through private placements and/or public offerings necessary to support our working capital requirements. To the extent that funds generated from any private placements and/or public offerings are insufficient, we will have to raise additional working capital through other sources, such as bank loans and/or financings. No assurance can be given that additional financing will be available, or if available, will be on acceptable terms.

If we are unable to secure adequate sources of funds, we may be forced to delay or postpone the exploration, development and research of our properties, and as a result, we might be required to diminish or suspend our business plans. These delays in development would have an adverse effect on our ability to generate revenues and could require us to possibly cease operations. In addition, such inability to obtain financing on reasonable terms could have a negative effect on our business, operating results or financial condition to such extent that we are forced to restructure, file for bankruptcy protection, sell assets or cease operations, any of which could put your investment dollars at significant risk.

We are incurring increased costs as a result of being a publicly-traded company.

As a public company, we incur significant legal, accounting and other expenses that we did not incur as a private company. In addition, the Sarbanes-Oxley Act of 2002, as well as new rules subsequently implemented by the

Securities and Exchange Commission, have required changes in corporate governance practices of public companies. These new rules and regulations have increased our legal and financial compliance costs and have made some activities more time-consuming and costly. For example, as a result of becoming a public company, we have created additional board committees and have adopted policies regarding internal controls and disclosure controls and procedures. In addition, we have incurred additional costs associated with our public company reporting requirements. These new rules and regulations have made it more difficult and more expensive for us to obtain director and officer liability insurance, which we currently cannot afford to do. As a result of the new rules, it may become more difficult for us to attract and retain qualified persons to serve on our board of directors or as executive officers. We cannot predict or estimate the amount of additional costs we may incur as a result of being a public company or the timing of such costs and/or whether we will be able to raise the funds necessary to meet the cash requirements for these costs.

Because we may never earn revenues from our operations, our business may fail and then investors may lose all of their investment in our company.

We have no history of revenues from operations. We have never had significant operations and have no significant assets. We have yet to generate positive earnings and there can be no assurance that we will ever operate profitably. Our company has a limited operating history and is in the exploration stage. The success of our company is significantly dependent on the uncertain events of the discovery and exploitation of mineral reserves on our properties or selling the rights to exploit those mineral reserves. If our business plan is not successful and we are not able to operate profitably, then our stock may become worthless and investors may lose all of their investment in our company.

Prior to completion of the exploration stage, we anticipate that we will incur increased operating expenses without realizing any revenues. We therefore expect to incur significant losses into the foreseeable future. We recognize that if we are unable to generate significant revenues from the exploration of our mineral claims in the future, we will not be able to earn profits or continue operations. There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide no assurance that we will generate any revenues or ever achieve profitability. If we are unsuccessful in addressing these risks, our business will fail and investors may lose all of their investment in our company.

DESCRIPTION OF BUSINESS

Corporate Overview

We were incorporated in the State of Nevada on March 18, 2005 with authorized capital of 75,000,000 shares of common stock with a par value of $0.001 per share.

The address of our principal executive office is currently 901 – 360 Bay Street, Toronto, Ontario, Canada M5H 2V6. Our telephone number is (416) 489-0093.

Our common stock is quoted on the OTC Bulletin Board under the symbol “SRKR”, however as of August 18, 2008, trading has not yet commenced.

Since our incorporation, we have been engaged in the exploration of mining properties. In May 2006, we completed a public offering of our securities pursuant to an exemption provided by Rule 504 of Regulation D, registered in the State of Nevada, and raised a total of $50,000. Our primary goal is to engage in the acquisition, exploration and development of natural resource properties, beginning with our current claims in the State of Nevada. We are still in the exploration and development stages and there can be no assurance that any commercially viable mineralized deposits exist or will be found on these properties until such time as appropriate exploration work can be done on the properties and a comprehensive economic evaluation based upon such work is concluded.

Properties and Mining Claims

In September 2005, we entered into an agreement to acquire a 50% right, title and interest in and to the Bald Mountain Wash Gold Property and the Bald Mountain Claims from Gee-Ten Ventures Inc., an unrelated third party, by making a cash payment of $5,000 upon execution of the agreement. The terms of the agreement require an additional $10,000 on the second anniversary of the date of execution of the agreement. The agreement also requires us to perform $200,000 in exploration work on the properties during the first two years of the agreement; and to have performed $500,000 in exploration work in total completed by the end of the third year of the agreement. In addition, we are required to make any and all payments to the Nevada Bureau of Land Management, as may be required to maintain the Bald Mountain Claims in good standing.

On August 28, 2007, we amended the agreement to allow us to acquire 50% of the right, title and interests in and to the Bald Mountain Claims in exchange for a cash payment on signing of the amended agreement of $5,000, a second cash payment of $5,000 on the second anniversary of the agreement and a third cash payment of $10,000 on the third anniversary of the agreement. In addition, we agreed to complete exploration activities totaling $500,000 over a 5-year period.

Bald Mountain Wash Gold Project

The Bald Mountain Wash Gold property consists of sixteen contiguous unpatented lode claims, covering a total surface area of 331 acres, located near latitude 38o35’30”N and longitude 117o00’25”W and are in section 2 of T8N and R44E, and Section 35 of T9N and R44E, Nye County, State of Nevada. The property is within the Manhattan Caldera and within an area of significant gold production, as emphasized by the nearby Round Mountain mine, which in 1988 had reserves of 8 million ounces of gold and 30 million ounces of silver.

The property is located on the eastern flank of the northerly tending Toquima range. These mountains are underlain by a mixed succession of lithologies ranging from lower Paleozoic sediments through to Cretaceous intrusives and Tertiary volcanics and pyroclastics. The central part of the range, in particular that area covered by the property, is underlain by Tertiary volcanics and tuffs.

According to a geological report of the property, prepared in 2002 by Peter A. Christopher, PhD, PEng, of Peter Christopher & Associates Inc. there is a good possibility of locating an economic gold deposit on the property with a two-phase reverse circulation drill program with drill holes targeted mainly on geophysical criteria.

The property is accessible by motor vehicle from Tonopah, 38 miles to the south-southwest, via Highway 376, and then from the Belmont turnoff, on Highway 18. The last 6 miles to the property is a dirt road. The drive from Tonopah is a total of 46 miles and takes approximately one hour.

The climate is typical of Nevada where year round mining is normal, hot and dry in the summer but cold and subject to snow in the winter.

Surface rights are held by the Bureau of Land Management, but within lands administered by the US Department of Agriculture Forest Service. During 1998, a Plan of Operation on the claims was submitted to the US Department of Agriculture Forest Service and approved pending payment of a $2,500 bond. Power is available at the Belmont turnoff, less than 10 miles by road from the property. Water is available by drilling and at established wells at various places throughout the area. Flowing water occurs in several creeks in the general area during runoff.

Mining personnel are available throughout Nevada due to its historic and current high level of mining activity. We intend to hire independent mining contractor personnel on an as-needed basis.

There has been no production from the Bald Mountain Wash gold property. There are no measured ore resources or reserves on the Bald Mountain Wash gold property. All the work programs on the Bald Mountain Wash gold property have been exploratory searches for ore grade mineralization.

Proposed Exploration Program

As disclosed in geological reports, prior exploration work on the properties has indicated that mineral occurrences exist in the area; however, further exploration is needed to determine what amount of minerals, if any, exist and if any minerals which are found can be economically extracted and profitably processed.

Our exploration program has been designed to economically explore and evaluate mining properties which, in our opinion, may merit development.

We do not claim to have any mineralization or reserves whatsoever at this time on any of our properties; however, based on preliminary research and geological reports on our properties and the surrounding area, management believes there is a sufficient basis to engage in exploration activities.

We will be spending the next twelve months completing our preliminary research and gathering samples and data to finalize the detailed exploration work programs required under the Bald Mountain Wash Gold Property Agreement.

We intend to complete the exploration work in a two-phase reverse circulation drill program with drill holes targeted mainly on geophysical criteria over a period of 3 years. The first phase of the program will consist of seven reverse circulation drill holes totaling 2,100 feet. These holes are targeted mainly on anomalous induced polarization/resistivity/magnetic geophysical survey results. In addition, surface mapping and sampling will be carried out in order to gain an understanding of structural and alteration controls affecting mineralization. The cost of the first phase is estimated at approximately $100,000.

The second phase 3,000 foot follow-up reverse circulation drilling program, contingent upon success of the Phase 1 program, is proposed to further explore and extend the potential of the property as established by Phase 1. The objective will be to define, by step-out drilling, tonnage potential of discoveries identified in the first phase drilling program. A minimum of ten holes is proposed.

Environmental Regulations

Environmental laws and regulations relating to public lands are expected to be tightly enforced. We intend to explore and, when required, develop all of our properties in strict compliance with all environmental requirements applicable to the mineral processing and mining industry. We will secure all the necessary permits for exploration and, if development is warranted, will file final Plans of Operation prior to the commencement of any mining operations. We anticipate no discharge of water into any active stream, creek, river, lake or any other body of water regulated by environmental law or regulation. No significant endangered species will be disturbed. Re-contouring and re-vegetation of disturbed surface areas will be completed pursuant to all legal requirements. Any portals, adits or shafts will be sealed upon abandonment of a property.

It is difficult to estimate the cost of compliance with environmental laws since the full nature and extent of our proposed activities cannot be determined until we commence our operations and know what that will involve from an environmental standpoint.

Competition

The gold mining industry is highly fragmented and competitive. We are competing with many other exploration companies looking for gold and other minerals. We are among the smallest exploration companies in existence and we are an infinitely small participant in the gold exploration business, which is the foundation of the mining industry. While we generally compete with other exploration companies, there is no competition for the exploration or removal of minerals from our current claims or properties. Readily available commodities markets exist around the world for the sale of gold and other minerals. Therefore, if we discover mineralization on our properties, we would likely be able to sell the minerals in the market.

Government Regulations

We will be subject to all the laws, rules and regulations which govern the mineral processing and mining industry and we intend to fully comply with all environmental, health and safety laws, rules, regulations and statutes.

Specifically, the proposed exploration of the property will be governed by the State of Nevada mining laws, rules and regulations. We will determine and comply with all rules and regulations governing operations prior to commencement of same.

Employees

At present, we have no employees. We currently operate with a single executive officer, who devotes his time as required to our business operations. Our executive officer is not presently compensated for his services and does not have an employment agreement with us.

REPORTS TO SECURITY HOLDERS

We are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission and our filings are available to the public over the internet at the Securities and Exchange Commission’s website at http://www.sec.gov. The public may read and copy any materials filed by us with the Securities and Exchange Commission at the Securities and Exchange Commission’s Public Reference Room at 100 F Street N.E. Washington D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-732-0330. The SEC also maintains an Internet site that contains reports, proxy and formation statements, and other information regarding issuers that file electronically with the SEC, at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the information contained in the audited financial statements and notes thereto set forth in our Annual Report on Form 10-KSB for the year ended February 29, 2008, which can be found in its entirety on the SEC website at www.sec.gov , filed under our SEC File Number 0-52218.

General

Our company was incorporated in the State of Nevada on March 18, 2005 to engage in the exploration of mining properties. In May 2006, we completed a public offering of our securities pursuant to an exemption provided by Rule 504 of Regulation D, registered in the State of Nevada, and raised a total of $50,000. Our primary goal is to engage in the acquisition, exploration and development of natural resource properties, beginning with our current claims in the State of Nevada. We are only in the exploration stage and there can be no assurance that any commercially viable mineralized deposits exist, or will be found, on these properties until such time as appropriate exploration work can be done on the properties and a comprehensive economic evaluation based upon such work is concluded.

On September 28, 2005, we entered into a mineral property option agreement (the “Agreement”) with an unrelated third party (the “Seller”), wherein we would acquire 50% of the rights, title and interests in and to the Bald Mountain Claims in Nye County, Nevada. The Agreement called for us to pay $5,000 in cash on signing, to make a second cash payment of $10,000 on the second anniversary of the agreement and complete exploration expenditures totalling $500,000 over a 3 year period. On September 28, 2005, we consummated the Agreement and paid the Seller $5,000.

On August 28, 2007, we amended the Agreement (the “Amended Agreement”) wherein we would acquire 50% of the rights, title and interests in and to the Bald Mountain Claims in Nye County, Nevada. The Amended Agreement calls for us to pay the original $5,000 on signing (paid), to make a second cash payment of $5,000 by August

28, 2007, to make a third cash payment of $10,000 by August 28, 2008 and to complete exploration expenditures totalling $500,000 by August 28, 2010.

We are continuing to conduct exploration activities on our current properties and, if warranted, will seek a major mining company to joint venture in any development and/or production.

Results of Operations

Our financial statements and information for the three months ended May 31, 2008 have been prepared by our management on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. We have generated no revenues to date and have incurred net losses of approximately $147,137 since inception on March 18, 2005. We cannot provide assurance that we will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. Management believes that current capital resources should be adequate to continue operating and maintaining its business strategy for the remainder of 2008. However, if we are unable to raise additional capital in the near future, due to liquidity problems, we expect that we will need to curtail operations, liquidate assets, seek additional capital on less favourable terms and/or pursue other remedial measures. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

Three Months Ended May 31, 2008 compared to the Three Months Ended May 31, 2007

We incurred net losses of $9,599 for the three month period ended May 31, 2008, as compared to a net loss of $7,260 for the three-month period ended May 31, 2007. The increase was mainly attributed to expenses incurred in the preparation and filing of our regulatory filings quarterly and annually with the SEC, consisting of legal and accounting fees ($3,824 - 2008 compared to $2,539 - 2007) . Our other expenses consisted of filing fees incurred to renew our corporate and business licenses ($1,000 - 2008 compared to $200 - 2007); licenses and permits ($125 -2008 compared to $350- 2007); transfer agent fees ($912 - 2008 compared to $355 - 2007); office expenses ($121 -2008 compared to $62 - $2007); $3,000 in management fees, $600 in rent and $17 in bank service charges.

Liquidity and Capital Resources

At May 31, 2008, we had total assets of $240, consisting of cash in the bank.

Our total liabilities at May 31, 2008 were $62,347, consisting of accounts payable and accrued liabilities in the amount of $25,377 and $36,970 due to related parties (two officers, directors and shareholders of the Company). This balance is non-interest bearing, unsecured and has no fixed terms of repayment.

We have no options, warrants, rights or other securities conversion rights issued and/or outstanding.

Plan of Operation/Projected Milestones

We intend to complete our exploration work in a two-phase reverse circulation drill program with drill holes targeted mainly on geophysical criteria over a period of 5 years. The first phase of the program will consist of seven reverse circulation drill holes totaling 2,100 feet. These holes are targeted mainly on anomalous induced polarization/resistivity/magnetic geophysical survey results. In addition, surface mapping and sampling will be carried out in order to gain an understanding of structural and alteration controls affecting mineralization.

The second phase 3,000 foot follow-up reverse circulation drilling program, contingent upon success of the Phase 1 program, is proposed to further explore and extend the potential of the property as established by Phase 1. The objective will be to define, by step-out drilling, tonnage potential of discoveries identified in the first phase drilling program. A minimum of ten holes is proposed.

A geological model for the property has been proposed that indicates tonnage may be found in replacement, manto-type gold mineralization associated with higher grade veins. Past sampling of soils, surface rocks in trenches and samples from drilling indicate that significant gold grades occur locally. Thus, it is believed that there is good potential for locating an economic gold deposit on the Bald Mountain Wash gold property.

As disclosed in geological reports, exploration work on our properties has indicated that mineral occurrences exist in the area of our properties; however, further exploration is needed to determine what amount of minerals, if any, exist and if any minerals which are found can be economically extracted and profitably processed.

Our exploration program has been designed to economically explore and evaluate mining properties which, in our opinion, may merit development.

We do not claim to have any mineralization or reserves whatsoever at this time on any of our properties; however, based on preliminary research and geological reports on our properties and the surrounding area, management believes there is a sufficient basis to engage in exploration activities.

Our current cash in the bank will not allow us to complete our initial Phase I exploration activities and expect to finance our future cash needs through the sale of equity securities and possibly strategic collaborations or debt financing or through other sources that may be dilutive to existing stockholders.

Off-Balance Sheet Arrangements

We have not entered into any transactions with unconsolidated entities whereby we have financial guarantees or other contingent arrangements that expose us to material continuing risks, contingent liabilities or any other obligations that provide financing, liquidity, market risk or credit risk support to us.

DESCRIPTION OF PROPERTY

Our principal office is located at 901 – 360 Bay Street, Toronto, Ontario, Canada M5H 2V6. We believe that the condition of our property is satisfactory, suitable and adequate for our current needs.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

The following table sets forth, as of August 18, 2008, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, as well as by each of our current directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
OPEX Energy Corp. (3) Suite 1400, 350 7th Avenue SW Calgary, Alberta, Canada, T2P 3N9	5,000,000	49.9%
Brian Cole Director 1401 – 1305 West 12th Avenue Vancouver, British Columbia, Canada V6H 1M3	200,000	1.9%
Directors and Executive Officers as a Group (3)	5,200,000	51.9%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

(2)	Based on 10,003,000 shares of our common stock issued and outstanding as of August 18, 2008.

(3)

Joseph Carusone, our president, secretary and treasurer, and the president and a director of OPEX Energy Corp., has discretion to vote or dispose of the shares of our company’s common stock that are owned by OPEX Energy Corp. Because of this relationship, we have included the shares held by OPEX Energy Corp. in the total shareholdings of directors and officers as a group.

DIRECTORS AND EXECUTIVE OFFICERS

The following individuals serve as the directors and executive officers of our company. All directors of our company hold office until the next annual meeting of our shareholders or until their successors have been elected and qualified. The executive officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office.

Name / Place of Residence	Position Held with Our Company	Age	Date First Elected or Appointed
Shawn Perger 1402 – 1305 West 12th Avenue Vancouver, British Columbia Canada V6H 1M3	Director	46	November 18, 2005
Brian Cole 1401 – 1305 West 12th Avenue Vancouver, British Columbia Canada, V6H 1M3	Director	40	June 21, 2007
Joseph Carusone 901 – 360 Bay Street Toronto, Ontario Canada M5H 2V6	President, Secretary, Treasurer and Director	43	August 18, 2008

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our company, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Shawn Perger

Mr. Perger was an officer of our company from inception until August 18, 2008 and has been a director since November 28, 2005. Since 2002, Mr. Perger has been president of Skyline Investor Relations Corp., an investor relations company dedicated to bringing shareholder value to young public and private companies. From 1998 to

2002, Mr. Perger was a stockbroker with Georgia Pacific Securities, a mid-sized Canada-wide brokerage firm located in Vancouver, British Columbia, Canada, that had seats on all four Canadian stock exchanges.

Brian Cole

Mr. Cole became our secretary and director effective June 21, 2007. He resigned as secretary effective August 18, 2008. Mr. Cole is also a consultant to Skyline Investor Relations, a corporation engaged in the business of investor relations, located in Vancouver, British Columbia. From 2001 to August 2006, he was a founding member and vice president of Sundar Communications, a company engaged in the business of investor relations, located in Vancouver, British Columbia.

Joseph Carusone

Mr. Carusone was appointed as president, secretary, treasurer and a director of our company on August 18, 2008. For more than 10 years, Mr. Carusone has been involved in the founding of and management of private companies and partnerships including those in the oil and gas industry. His experience as a liaison between management and shareholders is extensive. He has been the president of OPEX Energy Corp. since its inception on August 22, 2007. Since 2001, Mr. Carusone has been founder and president of the investor relations firm Primoris Group Inc. Between 1999 and 2001, Mr. Carusone was vice-president of operations of StockHouse Media Corporation. For eight years following his graduation from the University of Toronto with a degree in Engineering and Applied Science (1987), Mr. Carusone managed research activities in University of Toronto’s Institute for Aerospace Studies’ Space Robotics Group.

Involvement in Certain Legal Proceedings

None of our directors, executive officers, promoters or control persons has been involved in any of the following events during the past five years:

  any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

  any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

  being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

  being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

EXECUTIVE COMPENSATION

Executive Compensation

The particulars of the compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended February 29, 2008; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended February 29, 2008, who we will collectively refer to as the named executive officers, of our company from the date of our incorporation until February 29, 2008, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Shawn Perger President, Treasurer, Principal Financial Officer and Secretary (1)	2008 2007	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Brian Cole Secretary (2)	2008 2007	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil

(1)	Mr. Perger resigned as our president, chief executive officer, treasurer and principal accounting officer on August 18, 2008 when Joseph Carusone was appointed as the sole officer of our company.

(2)	Mr. Cole resigned as our secretary on August 18, 2008 when Mr. Carusone was appointed as the sole officer of our company.

Employment Contracts and Termination of Employment Agreements

We have not entered into any employment contracts or termination of employment agreements with any of our directors or officers.

As of August 18, 2008, we have no compensatory plan or arrangement with respect to any officer that results or will result in the payment of compensation in any form from the resignation, retirement or any other termination of employment of such officer’s employment with our company, from a change in control of our company or a change in such officer’s responsibilities following a change in control where the value of such compensation exceeds $60,000 per executive officer.

Pension, Retirement and Other Benefits

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our board of directors. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

Grants of Plan-Based Awards

Currently, our company does not have a stock option plan or any plan-based awards in favor of any director, officer, consultant or employee of our company.

Stock Options/SAR Grants

Our company did not grant any options or stock appreciation rights during our fiscal year ended February 29, 2008 and no options or SARs were exercised during that fiscal year.

Outstanding Equity Awards at Fiscal Year-End

Our company had no options outstanding at the end of our fiscal year ended February 29, 2008.

Directors Compensation

We have no formal plan for compensating our directors for their service in their capacity as directors.

On February 1, 2007, 1,000 shares of our common stock, valued at $0.01 per share, were issued to Konstantin Gregovic, a former director of our company, for services rendered. In addition, Mr. Gregovic was paid an annual director fee of $1,000 to serve as chairman of our Audit Committee for the fiscal year ended February 29, 2008. Mr. Gregovic resigned as director of our company effective August 18, 2008.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of the directors or executive officers of our company or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

During the last two years and except as disclosed below, none of the following persons has had any direct or indirect material interest in any transaction to which our company was or is a party, or in any proposed transaction to which our company proposes to be a party:

(a)	any director or officer of our company;

(b)	any proposed director of officer of our company;

(c)	any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our common stock; or

(d)	any member of the immediate family of any of the foregoing persons (including a spouse, parents, children, siblings, and in-laws).

During the year ended 29 February 2008, an officer and director made contributions to capital for management fees in the amount of $12,000 (28 February 2007 - $9,000, cumulative $21,000) and for rent in the amount of $2,400 (28 February 2007 - $2,400, cumulative $5,400).

None of our directors are independent using the definition of “independent director” contained in Nasdaq Marketplace Rule 4200(a)(15). Mr. Shawn Perger and Mr. Brian Cole resigned as executive officers of our company effective August 18, 2008 and Mr. Joseph Carusone is our sole officer and has control or direction over 49.9% of our issued and outstanding shares of common stock.

Our Audit Committee is comprised of Messrs. Perger and Cole. We do not have a compensation committee.

LEGAL PROCEEDINGS

We know of no material, active or pending legal proceedings against us, nor are we involved as a plaintiff in any material proceedings or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered beneficial shareholder are an adverse party or has a material interest adverse to us.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED
STOCKHOLDER MATTERS

Market Information

Our shares of common stock were initially approved for quotation on the OTC Bulletin Board under the symbol “SRKR” in May 2007. As of August 18, 2008, trading in our common stock has not commenced, therefore no table of high/low bid prices is presented in this report.

Holders of our Common Stock

As of August 18, 2008, there were 10,003,000 shares of our common stock issued and outstanding, held by 24 shareholders of record. The transfer agent and registrar of our common stock is Transfer Online, located at 317 SW Alder Street, 2nd Floor, Portland, OR 97204; telephone: (503) 227-2950; fax: (503) 227-6874.

Dividends

Since our inception, we have not paid dividends on our common stock and do not anticipate paying dividends in the near future. We intend to retain earnings, if any, for use in our business and do not anticipate paying any cash dividends. Our directors will determine if and when dividends should be declared and paid in the future based on our financial position at the relevant time.

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

  we would not be able to pay our debts as they become due in the usual course of business; or

  our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

Securities Authorized for Issuance Under Equity Compensation Plans

We do not have any equity compensation plans in place.

RECENT SALES OF UNREGISTERED SECURITIES

On August 29, 2006, 2,000 shares of common stock, valued at $0.01 per share, were issued to our sole officer and director in exchange for services rendered.

On February 1, 2007, 1,000 shares of our common stock, valued at $0.01 per share, were issued to our sole officer and director in exchange for services rendered.

The above-referenced sales of unregistered securities were exempt from registration under Section 4(2) of the Securities Act and were issued to an officer and director of our company.

DESCRIPTION OF REGISTRANT’S SECURITIES

As of August 18, 2008, there were 10,003,000 shares of our common stock issued and outstanding, held by 24 holders of record.

Common Stock

Our authorized capital stock consists of 75,000,000 shares of common stock, par value $.0001 per share. Our shareholders (i) have equal ratable rights to dividends from funds legally available therefor, when, as and if declared by the board of directors; (ii) are entitled to share ratably in all of the assets for distribution to holders of common stock upon liquidation, dissolution or winding up of our business affairs; (iii) do not have preemptive, subscription or conversion rights, and there are no redemption or sinking fund provisions or rights applicable thereto; and (iv) are entitled to one non-cumulative vote per share on all matters on which stockholders may vote. All shares of common stock now outstanding are fully paid and non-assessable.

There are no provisions in our articles of incorporation or bylaws that would delay, defer or prevent a change in control of our company or a change in type of business.

Dividends

As of the date of this current report, we had not paid any dividends to stockholders. The declaration of any future dividend will be at the discretion of the board of directors and will depend upon the earnings, if any, capital requirements and our financial position, general economic conditions, and other pertinent conditions. It is our present intention not to pay any dividends in the foreseeable future, but rather to reinvest earnings, if any, into the business.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Pursuant to Nevada Revised Statutes Ch. 78.751, and Article 5.1 of our By-Laws, we may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he/she acted in good faith and in a manner he/she reasonably believed to be in our best interests. In certain cases, we may advance expenses incurred in defending any such proceeding. To the extent that the officer or director is successful on the merits in any such proceeding as to which such person is to be indemnified, we must indemnify him/her against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors or officers pursuant to the foregoing provisions, we are informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy, as expressed in said Act and is, therefore, unenforceable.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

James Stafford, Independent Registered Public Accountants, have been our only auditors since December 2005 and there have been no disagreements between us.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In connection with the closing of the share purchase transaction on August 18, 2008, Konstantin Gregovic resigned as director, Brian Cole resigned as secretary and Shawn Perger resigned as president, chief executive officer, principal accounting officer, and treasurer of our company. Joseph Carusone was appointed as a director and as president, secretary and treasurer. We have not entered into an employment agreement with Mr. Carusone.

A description of Mr. Carusone’s business experience over the past five years can be found above under the section entitled “Directors and Executive Officers”.

Transactions with Related Persons, Promoters and Certain Control Persons

Except as set out below, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds the lesser of $120,000 or one percent of our average total assets for the last two fiscal years, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders, any proposed director, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest:

During the year ended February 29, 2008, an officer and director made contributions to capital for management fees in the amount of $12,000 (2007: $9,000; cumulative $21,000) and for rent in the amount of $2,400 (2007: $2,400; cumulative $5,400).

EXHIBITS

Exhibit No.	Description
(3)	Articles of Incorporation and By-laws
3.1	Articles of Incorporation (incorporated by reference from Exhibit 3.1 to our registration statement on Form 10-SB as filed with the Securities and Exchange Commission on September 8, 2006)
3.2	By-laws (incorporated by reference from Exhibit 3.2 to our registration statement on Form 10-SB as filed with the Securities and Exchange Commission on September 8, 2006)
(10)	Material Contracts
10.1

Mineral Property Option Agreement with Gee-Ten Ventures Inc. dated September 28, 2005 (incorporated by reference from Exhibit 10.1 to our registration statement on Form 10-SB as filed with the Securities and Exchange Commission on September 8, 2006)

10.2

Geological Summary Report dated July 19, 2005 (incorporated by reference from Exhibit 10.2 to our registration statement on Form 10-SB as filed with the Securities and Exchange Commission on September 8, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRIKER ENERGY CORP.

/s/ Joseph Carusone
By:	Joseph Carusone
President, Secretary, Treasurer and Director

Date:	August 20, 2008